EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Terry L. Shepherd, John C. Heinmiller and Kevin
T. O'Malley, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of St. Jude Medical, Inc. for the fiscal year ended December 31, 2001, and any or all amendments to said Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such other authorities as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed on this 22nd day of March, 2002, by the following persons.

/s/ TERRY L. SHEPHERD                             /s/ WALTER L. SEMBROWICH
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Terry L. Shepherd                                 Walter L. Sembrowich
Chief Executive Officer                           Director
(Principal Executive Officer)

/s/ JOHN C. HEINMILLER                            /s/ DANIEL J. STARKS
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John C. Heinmiller                                Daniel J. Starks
Vice President, Finance and                       Director
Chief Financial Officer
(Principal Financial and Accounting Officer)

/s/ RONALD A. MATRICARIA                          /s/ DAVID A. THOMPSON
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Ronald A. Matricaria                              David A. Thompson
Chairman                                          Director

/s/ RICHARD R. DEVENUTI                           /s/ STEFAN K. WIDENSOHLER
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Richard R. Devenuti                               Stefan K. Widensohler
Director                                          Director

/s/ STUART M. ESSIG                               /s/ WENDY L. YARNO
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Stuart M. Essig                                   Wendy L. Yarno
Director                                          Director

/s/ THOMAS H. GARRETT III                         /s/ FRANK C-P YIN
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Thomas H. Garrett III                             Frank C-P Yin
Director                                          Director